                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) -- December 29, 2005


                         Commission File Number 0-23320

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                                               34-1245650
             ----                                               ----------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

5096 Richmond Road, Bedford Heights, Ohio                          44146
-----------------------------------------                          -----
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGRFEEMENT


On December 29, 2005, the Board of Directors of Olympic Steel, Inc. (the "Company") approved the terms of a supplemental executive retirement plan (the "Plan"). The Plan is an unfunded, non-qualified pension plan established to provide certain executives with benefits that could not be provided, due to legal limitations, under the Company's other plans. The Term Sheet for the Plan is attached as Exhibit 99.1 and incorporated by reference hereto.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired
        Not applicable.

(b)     Pro Forma Financial Information
        Not applicable.

(c)     Exhibits

        EXHIBIT
        NUMBER             DESCRIPTION OF EXHIBIT
        -------            ----------------------

         99.1              Olympic Steel SERP Term Sheet



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OLYMPIC STEEL, INC.


Date: January 5, 2006                         By:    /s/ Richard T. Marabito
                                                  --------------------------
                                                    Richard T. Marabito
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
------            ----------------------

99.1              Olympic Steel SERP Term Sheet





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